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                                                               Exhibit 13.(a)(2)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Ricoh Company, Ltd. (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tatsuo Hirakawa, Deputy President and Executive Vice President (Corporate Strategy and Personnel) of the Company, certify, pursuant to 18 U.S.C. (s) 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2004

                                  By: /s/ Tatsuo Hirakawa
                                     -------------------------------------------
                                      Tatsuo Hirakawa
                                      Deputy President and
                                      Executive Vice President
                                      (Corporate Strategy and Personnel)